SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12


                            Paramount Services Corp.
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)      Title of each class of securities to which transaction applies:

            -----------------------------------------------------------------

    2)      Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            -----------------------------------------------------------------

    4)      Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)      Amount Previously Paid:

            -----------------------------------

    2)      Form, Schedule or Registration No.:

            -----------------------------------

    3)      Filing Party:

            -----------------------------------

    4)      Date Filed:
            -----------------------------------

                                   Preliminary
                                      Proxy
                                    Statement
                            PARAMOUNT SERVICES CORP.
                                   Suite 1650
                               200 Burrard Street
                           Vancouver, British Columbia
                                 Canada V6C 3L6
                                 (604) 689-3355


                          NOTICE OF SPECIAL MEETING OF
                  SHAREHOLDERS TO BE HELD _______________, 2000



      Notice is hereby given that a special meeting of the shareholders of Paramount Services Corp. (the "Company") will be held at the Company's offices, Suite 1650, 200 Burrard Street, Vancouver, British Columbia, Canada on _____________, 2000, at ______ __.M., for the following purpose:

      (1)   to change the name of the Company to wowtown.com, Inc.

      (2) to approve a forward split of the Company's common stock such that each outstanding share of the Company's common stock will be converted into two shares of common stock.

            To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on January __, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of January __, 2000, the Company had _______ outstanding shares of common stock.


                            PARAMOUNT SERVICES CORP.



______________, 2000                By   Andrew Hromyk
                                    President

                            PARAMOUNT SERVICES CORP.
                                   Suite 1650
                               200 Burrard Street
                           Vancouver, British Columbia
                                 Canada V6C 3L6
                                 (604) 689-3355


                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on ____________, 2000, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the annual meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about ____________, 2000.

         Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the change of the Company's name and the forward stock split. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of January __, 2000 the Company had 2,249,000 outstanding shares of common stock.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Company's officer and director and those shareholders owning more than 5% of the Company's Common Stock as of January __, 2000.

                                 Shares of
Name and Address                Common Stock         Percent of Class

Andrew Hromyk                         --                     --
Suite 1650
200 Burrard Street
Vancouver, British Columbia
Canada  V6C 3L6

                                 Shares of
Name and Address                Common Stock         Percent of Class

Bona Vista West Ltd.              2,035,702                 99%
P.O. Box 62
2001 Leeward Highway
Providenciales
Turks & Caicos Islands

All Officers and Directors              --                   --
  as a Group (1 person)

BACKROUND OF PROPOSALS

      The Company was incorporated on December 18, 1997. Since its formation, the Company has been inactive.

      In January, 2000 the Company entered into an agreement to acquire all of the issued and outstanding shares of Wowtown.com, Inc. in exchange for 5,000,000 shares of the Company's common stock.

      Wowtown plans to establish websites which will provide information regarding certain cities in the United States and Canada. Each website will have a directory of restaurants, hotels, sporting events, entertainment, tourist attractions and other information. Those wanting more information regarding a particular business establishment will be linked directly to the particular establishment's website. Wowtown will charge participating establishments a monthly fee for being included in Wowtown's directory. Wowtown will also derive revenue from designing and maintaining websites for particular business establishments, by displaying advertising on Wowtown's website, and selling intranet business applications.

      Wowtown  has   established   its  first  fully   operational   website  at
www.vancouverwow.com.

      Wowtown estimates it will need approximately $50,000 in capital and one month to develop a basic website for a particular city. Once the basic website is established Wowtown will market its website to local business establishments by means of a local sales force. As of January 25, 1999 Wowtown employed three people on a full-time basis.

      Wowtown was incorporated on June 9, 1999. The financial statements of Wowtown.com, Inc. are included with this proxy statement.

      If the acquisition of Wowtown is completed the present management of the Company will resign and will be replaced by the management of Wowtown. Wowtown's officers and directors are:

          Name                                Position

          David B. Jackson              Chief Executive Officer and a director
          David Packman                 President and a director
          Stephen C. Jackson            Executive Vice President and a director

      If the acquisition of Wowtown is completed and the forward stock split is approved by the Company's shareholders the following persons will be the principal beneficial shareholders of the Company's common stock.

                                  Shares           Percentage
      Name                       Owned             Ownership

      David B. Jackson           2,500,000              17%
      Stephen C. Jackson         2,500,000              17%
      David Packman              2,500,000              17%
      Bona Vista West Ltd.       4,071,404            27.7%

      The acquisition of Wowtown is expected to be completed prior to the date of the Special Meeting of the Company's Shareholders. If the acquisition of Wowtown is not completed prior to the date of the Special Meeting of Shareholders, the meeting will be adjourned to a later date if the Company believes the acquisition is still probable, or in the alternative the meeting will be cancelled.

      The Company's Board of Directors has the authority to issue the 5,000,000 shares of the Company's common stock in exchange for all of the outstanding shares of Wowtown. The Company's shareholders will not be asked to approve the acquisition of Wowtown.

PROPOSAL TO CHANGE THE COMPANY'S NAME

      In contemplation of the acquisition of Wowtown, the Company agreed to submit a proposal to the Company's shareholders to change the name of the Company to wowtown.com, Inc.

PROPOSED FORWARD STOCK SPLIT

      In connection with the proposed acquisition of Wowtown.com, Inc., the Company agreed to increase the number of its outstanding shares. Accordingly, the Company's board of directors has adopted a proposal, subject to shareholder approval, to forward split the shares of the Company's common stock such that each outstanding share of the Company's common stock will be automatically converted into two shares of common stock.

    If the forward split is approved by the Company's shareholders the Company will have 14,698,000 outstanding shares of common stock of which the former shareholders of Wowtown will own 10,000,000 shares. The number of outstanding shares after the reverse split gives effect to 200,000 shares of the Company's common stock which will be issued to Century Capital Management Ltd., a company affiliated with Andrew Hromyk, the Company's President.

      The shares will be issued to Century Capital Management Ltd. for services provided in connection with the Company's acquisition of Wowtown.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      The Company's Registration Statement on Form 10-SB will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending April 30, 2000 must be received by the Secretary of the Company not later than August 31, 2000.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                              Financial Statements
                                October 31, 1999

                          REPORT OF INDEPENDENT AUDITOR





To the Director of
Wowtown.com Inc.


We have audited the accompanying balance sheet of Wowtown.com Inc. (a development stage enterprise) as of October 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the initial period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wowtown.com Inc. at October 31, 1999, and the results of its operations and its cash flows for the initial period then ended, in conformity with accounting principles generally accepted in the United States.





                                                /s/  N.I. Cameron Inc.

Vancouver, Canada,
CHARTERED ACCOUNTANTS
November 24, 1999

                                Wowtown.com Inc.
                        (a development stage enterprise)
                                  Balance Sheet
                                October 31, 1999


                                     ASSETS

CURRENT
   Cash                                                   $      4,787

Deferred charges                                                 3,150
                                                          $      7,937



                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable (Note 4)                                 $  15,332
   Notes payable (Note 5)                                       21,800
   Notes payable to related parties (Notes 4 and 5)             18,900
   Loans from stockholders (Note 6)                              2,499
                                                           -----------
                                                                58,531

STOCKHOLDERS' DEFICIT Share capital (Note 3)
      Common stock - $0.001 par value
      50,000,000 authorized; 100 issued and outstanding              1
      Preferred stock - $0.001 par value
        5,000,000 authorized

      Deficit accumulated in the development stage            (50,595)
                                                             ---------
                                                              (50,594)

                                                            $   7,937


On behalf of the Board:


   Director

   The accompanying notes are an integral part of these financial statements.
                                Wowtown.com Inc.
                        (a development stage enterprise)
                             Statement of Operations
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999




OPERATING EXPENSES

   Professional fees                                      $        859
   Office and miscellaneous                                      3,512
   Development expenses (Note 4)                                46,224
                                                          ------------

LOSS FROM OPERATIONS                                       $  (50,595)
                                                           ===========






























         The accompanying notes are an integral part of these financial statements.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                       Statement of Stockholders' Deficit
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999


                                                            Deficit
                                                          Accumulated
                                      Common Stock          in the
                                   Number of              development
                                    Shares      Amount       stage       Total
                              -------------------------------------------------

  Issuance of common stock               100      $  1        $    -     $    1

  Loss for the period                       -         -      (50,595)   (50,595)

                              =================================================
Balance October 31, 1999                  100      $  1    $ (50,595) $ (50,594)
                              =================================================


























         The accompanying notes are an integral part of these financial statements.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                             Statement of Cash Flows
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999





OPERATING ACTIVITIES
  Loss for the period                                           $(50,595)
  Add: Changes in non-cash working capital
       Accounts payable                                           15,332
                                                               -----------
  Net cash used in operating activities                          (35,263)
                                                               -----------

FINANCING ACTIVITIES
  Advances from stockholders                                        2,499
  Increase in notes payable                                        40,700
  Issuance of share capital                                             1
                                                               -----------
  Net cash provided by financing activities                        43,200
                                                               -----------

INVESTING ACTIVITIES
  Increase in deferred charges                                    (3,150)
                                                               -----------
  Net cash used in investing activities                           (3,150)
                                                               -----------

NET CHANGE IN CASH DURING THE PERIOD                                4,787

CASH AT BEGINNING OF PERIOD                                             -
                                                               -----------

CASH AT END OF PERIOD                                            $  4,787
                                                               ===========











       The accompanying notes are an integral part of these financial statements

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



1. FORMATION AND BUSINESS OF THE COMPANY

   Wowtown.com Inc. (the "Company") was incorporated in Nevada, U.S.A. on June 9, 1999.

   The Company is a development stage company and its purpose at this time is focused on bringing the Internet from the World Wide Web to an interactive local market, develop advertising resources and community directories. The Company is developing a community of Local Market Internet Portals in major North American centres with further extension into suburbs and neighborhoods. It is a free membership concept for the internet user, creating savings and discounts for the members with the participating local business establishments. There are approximately 1,100 members at this time.


2. SIGNIFICANT ACCOUNTING POLICIES

   Use of estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

   Income taxes
   The Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between financial statement and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance in respect of amounts considered by management to be less likely than not of realization in future periods.


3. SHARE CAPITAL

   Holders of the common stock are entitled to one vote per share and share equally in any dividends declared and distributions on liquidation.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



4.  RELATED PARTY TRANSACTIONS

(a)  A  company   controlled   by  a  director  of  the  Company  has   provided
     administrative services and facilities to the Company and development expenses at cost. The Company as at October 31, 1999 was indebted in relation to these services are as follows:

            Notes payable                      $  10,600
            Accounts payable                       2,254
                                             -----------
                                               $  12,854

(b)   A  company   controlled  by  three  of  the   stockholders  has  performed
      development services for the Company at cost. As at October 31, 1999, the Company was indebted for these services are as follows:

            Note payable                      $    8,300
            Accounts payable                       2,539
                                              ----------
                                               $  10,839

   The total amount of expenses incurred through services of these related parties are as follows:

            Administrative                                 $    3,500
            Development expenses                  23,445
                                               ---------
                                               $  26,945

5.    NOTES PAYABLE

   Notes payable to unrelated parties amounting to $21,800 do not bear interest and are due and payable on December 31, 1999.

   Notes payable to related parties amounting to $18,900 do not bear interest and are due and payable on December 31, 1999.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



6.    LOANS FROM STOCKHOLDERS

      Loans from stockholders are interest-free and have no terms of repayment.


7.    YEAR 2000

      The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the Year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect the Company's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

                            PARAMOUNT SERVICES CORP.

                This Proxy is Solicited by the Board of Directors

            The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held ____________, 2000, _____ a.m. local time, at _________________________________, and hereby appoints Andrew Hromyk and John Legg, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

      (1)   To change the name of the Company to wowtown.com, Inc.;
                               -        -            -
                             /  / FOR /  / AGAINST /  / ABSTAIN

      (2) To approve a forward split of the Company's common stock such that each outstanding share of the Company's common stock will be converted into two shares of common stock.
                               -        -            -
                             /  / FOR /  / AGAINST /  / ABSTAIN

      To transact such other business as may properly come before the meeting.

THIS PROXY,  WHEN  PROPERLY  EXECUTED,  WILL BE VOTED AS DIRECTED  HEREIN BY THE
     UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 AND 2.

                                            Dated this__day of _____, 2000.


                                            ---------------------------------
                                                          (Signature)


                                            ---------------------------------
                                                          (Signature)

                                            Please sign your name  exactly as it
                                            appears on your  stock  certificate.
                                            If  shares  are held  jointly,  each
                                            holder   should   sign.   Executors,
                                            trustees,   and  other   fiduciaries
                                            should so indicate when signing.

                                            Please  Sign,  Date and Return  this
                                            Proxy  so that  your  shares  may be
                                            voted at the meeting.

                                            Return this Proxy to:
                                            Paramount Services Corp.
                                            200 Burrard St.
                                            Suite 1650
                                            Vancouver, British Columbia
                                            Canada V6C 3L6
                                            (604) 689-3355 telephone number
                                            (604) 689-5320 fax number